STEINWAY MUSICAL INSTRUMENTS, INC.
800 South Street
Suite 305
Waltham, Massachusetts 02453
(781) 894-9770

Dear Shareholder:

Please be advised the Proxy Card you recently received with respect to the Company’s Annual Meeting of Stockholders to be held on Friday, May 11, 2007 was incorrect due to an inadvertent clerical error. Such Proxy Card is not valid and will not be counted if you have already returned it to our Transfer Agent.

Enclosed is the Proxy Card that accurately reflects the matters described in the Proxy Statement. In order to vote your shares please sign and return the enclosed Proxy Card in the prepaid return envelope. Your shares will be voted in accordance with your Proxy.

Thank you for your prompt attention to this matter and we apologize for any inconvenience.

Very truly yours,

John R. Dudek
Secretary

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

STEINWAY MUSICAL INSTRUMENTS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2007

The undersigned stockholder of Steinway Musical Instruments, Inc. (the “Company”), hereby appoints each of Dana D. Messina and John R. Dudek attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at the Company’s corporate office at 800 South St., Suite 305, Waltham, Massachusetts 02453, on May 11, 2007 at 9:30 a.m., and at any adjournment of said meeting, all of the shares of Ordinary Common Stock which the undersigned may be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒

The Board of Directors recommends a vote FOR the nominees named below, and FOR ratification of the independent registered public accounting firm named below, and if no specification is made, the shares will be voted FOR the election of the nominees named herein, and FOR the ratification of the accounting firm. The under-
signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

	FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:	☐	☐	2. Ratification of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements and internal controls for 2007.	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominees’s name in the list below)
Kyle R. Kirkland, Dana D. Messina, Bruce A. Stevens, John M. Stoner, Jr., A. Clinton Allen, Rudolph K. Kluiber, Peter McMillan			3. At their discretion regarding other matters presented at the Annual Meeting.

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Signature		Signature			Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.